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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2004
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                                MOVIE STAR, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

          New York                    1-5893                13-5651322
------------------------------  -------------------  ---------------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)



    1115 Broadway, New York, New York                          10010
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(Address of Principal Executive Offices)                     (Zip Code




Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits:

          99.1 Press Release, dated May 11, 2004 announcing March 31, 2004 financial results.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On May 11, 2004, Movie Star, Inc. issued a press release discussing its financial results for the third quarter ended March 31, 2004. The press release is included as Exhibit 99.1 hereto.




                                       2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 12, 2004                   MOVIE STAR, INC.



                                      By: /s/ Thomas Rende
                                          --------------------------------------
                                          Thomas Rende
                                          Chief Financial Officer (Principal
                                          Financial and Accounting Officer)